SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    July 15, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        1-7182                    13-2740599
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  (State or Other                 (Commission              (I.R.S. Employer
  Jurisdiction of                 File Number)             Identification No.)
  Incorporation)



4 World Financial Center, New York, New York                    10080
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code:         (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits
         --------

          99.1 Press release dated July 15, 2003 issued by Merrill Lynch & Co., Inc.

          99.2 Preliminary Unaudited Earnings Summary for the three- and six-month periods ended June 27, 2003 and supplemental quarterly data.




Item 9.  Regulation FD Disclosure (including information being provided under
         Item 12)
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On July 15, 2003, Merrill Lynch & Co., Inc. (Merrill Lynch) announced its results of operations for the three- and six- month periods ended June 27, 2003. A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. A Preliminary Unaudited Earnings Summary for the three- and six-month periods ended June 27, 2003 and supplemental quarterly data for Merrill Lynch are filed as Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" but shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               MERRILL LYNCH & CO., INC.
                                         -------------------------------------
                                                    (Registrant)




                               By:       /s/ Ahmass L. Fakahany
                                         -------------------------------------
                                              Ahmass L. Fakahany
                                              Executive Vice President and
                                              Chief Financial Officer





                               By:       /s/ John J. Fosina
                                         -------------------------------------
                                              John J. Fosina
                                              Controller
                                              Principal Accounting Officer





Date:    July 15, 2003



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



                                  EXHIBIT INDEX
                                  -------------


Exhibit No.  Description                                          Page
-----------  -----------                                          ----

99.1         Press release dated July 15, 2003 issued by          5-13
             Merrill Lynch & Co., Inc.

99.2         Preliminary  Unaudited  Earnings Summary for        14-19
             the three- and six-month periods ended
             June 27, 2003 and supplemental quarterly data.






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